5: 7:

Securities and Exchange Commission

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities and Exchange Commission

Date of Report (Date of earliest event reported): February 6, 2002.

USURF America, Inc.

(Exact name of registrant as specified in its charter)

Nevada	1-15383	91-2117796
(State or other jurisdiction of incorporation	(Commission File No.)	I.R.S. Employer Identification No.

8748 Quarters Lake Road, Baton Rouge, Louisiana 70809

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (225) 922-7744

Form 8-K

USURF America, Inc.

Item 5. Other Events

On February 7, 2002, the Board of Directors of USURF America, Inc., a Nevada corporation (the “Company”), accepted the resignation of Michael Cohn as a director of the Company. Mr. Cohn’s resignation was effective February 6, 2002. In his resignation, Mr. Cohn made no reference to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices and the Company is not aware of any such disagreements. A copy of Mr. Cohn’s letter of resignation which was sent to the Company’s Board of Directors is attached as an exhibit hereto.

Item 7. Financial Statements and Exhibits

(a)	Exhibits:
Exhibit No.	Description
17	Letter of Resignation of Michael Cohn, dated February 6, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: February 11, 2002.	USURF AMERICA, INC.
By: /s/ David M. Loflin
David M. Loflin
President

EXHIBIT INDEX

Exhibit No.	Description
17	Letter of Resignation of Michael Cohn, dated February 6, 2002.

EXHIBIT 17

USURF America, Inc.

8748 Quarters Lake Road

Baton Rouge, Louisiana 70809

February 6, 2002

Effective February 6, 2002 I am resigning my seat on the Board of Directors of the company known as USURF America or Media Entertainment, UAX.

Sincerely,

/s/ Michael Cohn

Mike Cohn